Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934


                                 April 23, 2003
                        (Date of earliest event reported)


                          Commission file number 1-6352


                             JOHN H. HARLAND COMPANY
             (Exact name of registrant as specified in its charter)


          GEORGIA                                     58-0278260
(State or other jurisdiction of                    (I.R.S. Employer
incorporation)                                     Identification No.)


        2939 Miller Rd.
        Decatur, Georgia                                30035
(Address of principal executive offices)             (Zip code)


                                 (770) 981-9460
              (Registrant's telephone number, including area code)

                               (Not Applicable)
(Former name, former address and former fiscal year, if changed since last report.)

Item 9.  REGULATION FD DISCLOSURE

The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") pursuant to Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition," as directed by the Commission in Release No. 34-47583.

On April 23, 2003, John H. Harland Company (the "Company") issued a press release containing information about the Company's financial condition and results of operations for the quarterly period ended March 28, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

On April 23, 2003, the management of the Company hosted a conference call to discuss the Company's financial condition and results of operations for the quarterly period ended March 28, 2003. This conference was webcast and was broadly accessible over the Company's website at www.harland.net. A written transcript of this conference call is attached hereto as Exhibit 99.2.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           JOHN H. HARLAND COMPANY


       4/25/2003                        /s/ John C. Walters
Date:  _______________              By:______________________________
                                       John C. Walters
                                       SVP
                                       and General Counsel

Exhibit Index

Exhibit Number      Description of the Exhibit

99.1                Press Release issued April 23, 2003
99.2                Transcript of April 23, 2003 conference call